UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2009

COGO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-02642	52-0466460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 10001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, PRC
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-755-267-43210

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On November 18, 2009, Comtech Communication Technology (Shenzhen) Company Limited (“Comtech Communication”), a subsidiary of Cogo Group, Inc., entered into a Comprehensive Credit Facility Agreement (the “Facility Agreement”) with Shenzhen Futian Branch of GuangDong Development Bank, (the “Lender”).  The Facility Agreement establishes a secured comprehensive revolving credit facility (the “Facility”) under which the Lender provides Comtech Communication with up to RMB65 million, in the form of letters of credit, import bill advances or export bill negotiations.

The Facility is valid for 12 months commencing November 18, 2009 and terminating on November 17, 2010, and loans under the Facility bear interest at the 3-month LIBOR rate, plus 150 basis points.  Prior to the issuance of the Facility, the Lender may cease performing its obligations under the Facility Agreement in the event of any of the following:

1.	The business operations of Comtech Communication severely worsen;
2.	Comtech Communication transfers its assets and funds so as to avoid debts;
3.	damage to Comtech Communication’s business reputation; or
4.	Comtech Communication becomes or appears to become insolvent.

The Lender may terminate the Facility Agreement if Comtech Communication does not regain its ability to perform its obligations and cannot provide guarantees acceptable to the Lender within thirty (30) days after the Lender ceases performing it obligations.

The Facility Agreement contains customary representations, warranties, and events of default, and upon the occurrence of any event of default, the Lender can accelerate the payment of all principal and interest outstanding under the Facility Agreement and any other agreements by and between the Lender and Comtech Communication, and such sums shall become immediately due.

Obligations of Comtech Communication under the Facility Agreement are severally guaranteed by Shenzhen Comtech International Limited, Comtech International (Hong Kong) Limited and Keen Awards Limited, pursuant to the maximum guarantee contracts entered into by and between the Lender and the aforesaid guarantors.

The foregoing description of the Facility Agreement and the maximum guarantee contracts do not purport to be complete and are qualified in their entirety by reference to the summaries of provisions of those documents. Summaries of terms of the Facility Agreement and the maximum guarantee contracts are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Comprehensive Credit Facility Agreement by and between Shenzhen Futian Branch of GuangDong Development Bank and Comtech Communication Technology (Shenzhen) Company Limited.

10.2	Form of Maximum Guarantee Contract by and between Shenzhen Futian Branch of GuangDong Development Bank and Shenzhen Comtech International Limited.

10.3	Form of Maximum Guarantee Contract by and between Shenzhen Futian Branch of GuangDong Development Bank and Comtech International (Hong Kong) Limited.

10.4	Form of Maximum Guarantee Contract by and between Shenzhen Futian Branch of GuangDong Development Bank and Keen Awards Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2009	COGO GROUP, INC.

	By:	/s/ Frank Zheng
Name: Frank Zheng
Title: Chief Financial Officer

Exhibit Index
Exhibit No.	Description

10.1	Form of Comprehensive Credit Facility Agreement by and between Shenzhen Futian Branch of GuangDong Development Bank and Comtech Communication Technology (Shenzhen) Company Limited.

10.2	Form of Maximum Guarantee Contract by and between Shenzhen Futian Branch of GuangDong Development Bank and Shenzhen Comtech International Limited.

10.3	Form of Maximum Guarantee Contract by and between Shenzhen Futian Branch of GuangDong Development Bank and Comtech International (Hong Kong) Limited.

10.4	Form of Maximum Guarantee Contract by and between Shenzhen Futian Branch of GuangDong Development Bank and Keen Awards Limited.